Exhibit (e)(1)(b)

                                   SCHEDULE A

                      EATON VANCE SPECIAL INVESTMENT TRUST
                             DISTRIBUTION AGREEMENT


                 I. FUNDS SOLD PRIOR TO JUNE 23, 1997 AGREEMENT

Name of Fund Adopting this Agreement                    Prior Agreements Relating to Class B and/or Class C Assets
------------------------------------                    ----------------------------------------------------------
Eaton Vance Emerging Markets Fund                       Class B:  March 24, 1994/November 1, 1996
Eaton Vance Greater India Fund                          Class B:  March 24, 1994/November 1, 1996
Eaton Vance Balanced Fund*                              Class B:  October 28, 1993/August 1, 1995/November 1, 1996
                                                        Class C:  October 28, 1993/January 27, 1995/August 1, 1995/November 1, 1996
Eaton Vance Special Equities Fund                       Class B:  August 1, 1994/August 1, 1995/November 1, 1996
                                                        Class C:  August 1, 1994/January 27, 1995/August 1, 1995/November 1, 1996
Eaton Vance Growth & Income Fund*                       Class B:  August 1, 1994/August 1, 1995/November 1, 1996
                                                        Class C:  August 1, 1994/January 27, 1995/August 1, 1995/November 1, 1996
Eaton Vance Utilities Fund*                             Class B:  October 28, 1993/August 1, 1995/November 1, 1996
                                                        Class C:  October 28, 1993/January 27, 1995/August 1, 1995/November 1, 1996
Eaton Vance Small-Cap Growth Fund                       N/A

---------------------------------
* These funds are successors in operations to funds which were reorganized, effective August 1, 1995, and the outstanding uncovered distribution charges of the predecessor funds were assumed by the above funds.


                       II. FUNDS SOLD SINCE JUNE 23, 1997

Name of Fund Adopting this Agreement                    Prior Agreements Relating to Class B and/or Class C Assets
------------------------------------                    ----------------------------------------------------------
Eaton Vance Institutional Short Term Treasury Fund      N/A
Eaton Vance Institutional Emerging Markets Fund         N/A
Eaton Vance Small-Cap Value Fund                        N/A
Eaton Vance Large-Cap Core Fund                         N/A